File No. 333-22615


               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 6

                               TO

                            FORM S-6

 For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

             THE FIRST TRUST(R) COMBINED SERIES 272
                      (Exact Name of Trust)

                  FIRST TRUST PORTFOLIOS, L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          FIRST TRUST PORTFOLIOS, L.P.       CHAPMAN AND CUTLER LLP
          Attn:  James A. Bowen              Attn:  Eric F. Fess
          1001 Warrenville Road              111 West Monroe Street
          Lisle, Illinois  60532             Chicago, Illinois  60603

        (Name and complete address of agents for service)




It is proposed that this filing will become effective (check appropriate box)


:    :  immediately upon filing pursuant to paragraph (b)
:  x :  December 30, 2005
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)


                       THE FIRST TRUST COMBINED SERIES 272
                  MICHIGAN MUNICIPAL TAX-FREE VALUE PORTFOLIO,
                           INVESTMENT GRADE, SERIES 34
                                  155,987 UNITS

PROSPECTUS
Part One
Dated December 30, 2005

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two and Part Three.

In the opinion of Counsel, interest income to the Trust and to Unit holders, with certain exceptions, is exempt under existing law from all federal income taxes. In addition, the interest income is, in the opinion of Special Counsel, exempt to the extent indicated from Michigan State and local income taxes. Capital gains, if any, are subject to tax.

The Trust

The First Trust Combined Series 272, Michigan Municipal Tax-Free Value Portfolio, Investment Grade, Series 34 (the "Trust") is a fixed portfolio of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities within the State of Michigan, counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all federal income taxes and from Michigan State and local income taxes under existing law. At November 1, 2005, each Unit represented a 1/155,987 undivided interest in the principal and net income of the Trust (see "What is The First Trust Combined Series?" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor, First Trust Portfolios L.P., in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price of the Units is equal to the aggregate value of the Bonds in the Portfolio of the Trust divided by the number of Units outstanding, plus a sales charge of 4.6% of the Public Offering Price (4.822% of the amount invested). At November 1, 2005, the Public Offering Price per Unit was $10.955 plus net interest accrued to date of settlement (three business days after such date) of $.0457 and $.216 for the monthly and semi-annual distribution plans, respectively (see "Public Offering" in Part Two).

        Please retain all parts of this Prospectus for future reference.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
                             FIRST TRUST PORTFOLIOS L.P.
                                       Sponsor

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders under the semi-annual distribution plan was 4.64% per annum on November 1, 2005, and 4.60% under the monthly distribution plan. Estimated Long-Term Return to Unit holders under the semi-annual distribution plan was 2.41% per annum on November 1, 2005, and 2.36% under the monthly distribution plan. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated using a formula which
(1) takes into consideration, and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "What are Estimated Long-Term Return and Estimated Current Return?" in Part Two.

                       THE FIRST TRUST COMBINED SERIES 272
                  MICHIGAN MUNICIPAL TAX-FREE VALUE PORTFOLIO,
                           INVESTMENT GRADE, SERIES 34
             SUMMARY OF ESSENTIAL INFORMATION AS OF NOVEMBER 1, 2005
                      Sponsor: First Trust Portfolios L.P.
                 Evaluator: Securities Evaluation Service, Inc.
                          Trustee: The Bank of New York


GENERAL INFORMATION


Principal Amount of Bonds in the Trust                               $1,570,000
Number of Units (rounded to the nearest whole unit)                     155,987
Fractional Undivided Interest in the Trust per Unit                   1/155,987
Public Offering Price:
    Aggregate Value of Bonds in the Portfolio                        $1,633,405
    Aggregate Value of Bonds per Unit                                   $10.471
    Income and Principal cash (overdraft) in the Portfolio             $(3,327)
    Income and Principal cash (overdraft) per Unit                      $(.021)
    Sales Charge 4.822% (4.6% of Public Offering Price,
       excluding Income and Principal cash (overdraft))                   $.505
    Public Offering Price per Unit                                      $10.955*
Redemption Price and Sponsor Repurchase Price per Unit
    ($.505 less than the Public Offering Price per Unit)                $10.450*
Discretionary Liquidation Amount of the Trust (20% of the
    original principal amount of Bonds in the Trust)                   $612,000

Date Trust Established                                       September 29, 1999
Mandatory Termination Date                                    December 31, 2029

Evaluator's Fee: $487 annually. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day on which it is open.

Supervisory fee payable to an affiliate of the Sponsor: Maximum of $.0035 per Unit annually.

Administrative expenses payable to the Sponsor: $.0010 per Unit annually.

*Plus net interest accrued to date of settlement (three business days after purchase) (see "Public Offering Price" herein and "How May Units be Redeemed?" and "How May Units be Purchased by the Sponsor?" in Part Two).

                       THE FIRST TRUST COMBINED SERIES 272
                  MICHIGAN MUNICIPAL TAX-FREE VALUE PORTFOLIO,
                           INVESTMENT GRADE, SERIES 34
             SUMMARY OF ESSENTIAL INFORMATION AS OF NOVEMBER 1, 2005
                      Sponsor: First Trust Portfolios L.P.
                 Evaluator: Securities Evaluation Service, Inc.
                          Trustee: The Bank of New York


PER UNIT INFORMATION BASED ON VARIOUS DISTRIBUTION PLANS

                                                                      Semi-
                                                        Monthly       Annual

Calculation of Estimated Net Annual Income:
    Estimated Annual Interest Income                     $.541         $.541
    Less:   Estimated Annual Expense                     $.037         $.033
    Estimated Net Annual Interest Income                 $.504         $.508
Calculation of Interest Distribution:
    Estimated Net Annual Interest Income                 $.504         $.508
    Divided by 12 and 2, Respectively                    $.042         $.254
Estimated Daily Rate of Net Interest Accrual             $.001         $.001
Estimated Current Return Based on Public
    Offering Price                                       4.60%         4.64%
Estimated Long-Term Return Based on Public
    Offering Price                                       2.36%         2.41%

Trustee's Annual Fee: $.0141 and $.0096 per Unit for those portions of the Trust under the monthly and semi-annual distribution plans, respectively.

Computation Dates: Fifteenth day of the month as follows: monthly--each month; semi-annual--June and December.

Distribution Dates: Last day of the month as follows: monthly--each month; semi-annual--June and December.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Unit Holders of The First Trust
Combined Series 272, Michigan Municipal Tax-Free
Value Portfolio, Investment Grade, Series 34


We have audited the statement of assets and liabilities of The First Trust Combined Series 272, Michigan Municipal Tax-Free Value Portfolio, Investment Grade, Series 34 (the "Trust"), including the schedule of investments, as of August 31, 2005, and the related statements of operations and of changes in net assets for each of the three years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trust's Sponsor, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The First Trust Combined Series 272, Michigan Municipal Tax-Free Value Portfolio, Investment Grade, Series 34, at August 31, 2005, and the results of its operations and changes in its net assets for each of the three years in the period then ended and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Chicago, Illinois
December 28, 2005

                       THE FIRST TRUST COMBINED SERIES 272
                  MICHIGAN MUNICIPAL TAX-FREE VALUE PORTFOLIO,
                           INVESTMENT GRADE, SERIES 34

                       STATEMENT OF ASSETS AND LIABILITIES

                                 August 31, 2005

ASSETS

Municipal bonds, at fair value (cost, $1,588,730)                  $1,790,793
Accrued interest                                                       20,170
                                                                   ----------
TOTAL ASSETS                                                       $1,810,963
                                                                   ==========

LIABILITIES AND NET ASSETS

Liabilities:
    Cash overdraft                                                 $    4,824
    Accrued liabilities                                                   356
                                                                   ----------
TOTAL LIABILITIES                                                       5,180
                                                                   ----------

Net assets, applicable to 169,864 outstanding units
       of fractional undivided interest:
    Cost of Securities                                              1,588,730
    Net unrealized appreciation (depreciation)                        202,063
    Distributable funds (deficit)                                      14,990
                                                                   ----------
                                                                    1,805,783
                                                                   ----------
TOTAL LIABILITIES AND NET ASSETS                                   $1,810,963
                                                                   ==========
Net asset value per unit                                           $   10.631
                                                                   ==========


Unit amounts are rounded to the nearest whole unit.
See notes to financial statements.

                       THE FIRST TRUST COMBINED SERIES 272
                  MICHIGAN MUNICIPAL TAX-FREE VALUE PORTFOLIO,
                           INVESTMENT GRADE, SERIES 34

                             SCHEDULE OF INVESTMENTS

                                 August 31, 2005

                                                        Coupon
                                                        interest   Date of       Redemption        Rating (b)  Principal  Fair
Name of issuer and title of bond (f)                    rate       maturity      provisions (a)   (Unaudited)  amount     value
HEALTH CARE - 39%
Michigan State Hospital Finance Authority,                                       2006 @ 102
    Hospital Revenue and Refunding (Henry Ford                                   2008 @ 100
    Health System), Series 1995A (e)                    5.25%      11/15/2020    2018 @ 100 S.F.    A-         $  170,000 $  173,359
Michigan State Hospital Finance Authority,                                       2006 @ 102
    Hospital Revenue and Refunding (Henry Ford                                   2008 @ 100
    Health System), Series 1995A (e)                    5.25       11/15/2025    2021 @ 100 S.F.    A-            160,000    163,773
Michigan State Hospital Finance Authority, Hospital                              2006 @ 102
    Revenue (Sparrow Obligated Group), Series 1996                               2008 @ 100
    (MBIA Insured) (c)                                  5.90       11/15/2026    2017 @ 100 S.F.    AAA           150,000    157,179
Michigan State Hospital Finance Authority, Revenue                               2007 @ 101
    Refunding (Mercy Health Services Obligated Group),                           2009 @ 100
    1997 Series S (e)                                   5.50        8/15/2020    2017 @ 100 S.F.    Aa2 (d)       185,000    193,577
Michigan State Hospital Finance Authority, Revenue
    Refunding (Mercy Health Services Obligated Group),                           2007 @ 101
    1997 Series S (e) (Prerefunded)                     5.50        8/15/2020    2017 @ 100 S.F.    Aa2 (d)        15,000     15,788

                       THE FIRST TRUST COMBINED SERIES 272
                  MICHIGAN MUNICIPAL TAX-FREE VALUE PORTFOLIO,
                           INVESTMENT GRADE, SERIES 34

                       SCHEDULE OF INVESTMENTS (continued)

                                 August 31, 2005

                                                        Coupon
                                                        interest  Date of      Redemption        Rating (b)  Principal   Fair
   Name of issuer and title of bond (f)                 rate      maturity     provisions (a)   (Unaudited)  amount      value
GENERAL OBLIGATION - 23%
Oakridge Public Schools, Counties of Muskegon and
    Newaygo, State of Michigan, 1998 School Building
    and Site (General Obligation - Unlimited Tax) (FSA                         2008 @ 100
    Insured) (c)                                         5.125%    5/01/2028   2024 @ 100 S.F.    AAA        $  400,000  $  412,620
MISCELLANEOUS - 37%
The Economic Development Corporation of the Charter
    Township of Grand Rapids, Limited Obligation                               2009 @ 101
    Revenue (Porter Hills Obligated Group - Cook Value                         2010 @ 100
    Estates Project), Series 1999 (Prerefunded)          5.45      7/01/2029   2020 @ 100 S.F.    BBB+          500,000     542,105
Michigan Strategic Fund, Limited Obligation Revenue,                           2007 @ 101
    Series 1997A (NSF International Project)                                   2011 @ 100
    (Prerefunded)                                        5.75      8/01/2019   2012 @ 100 S.F.    Aa3 (d)       125,000     132,392
                                                                                                             ----------------------
Total investments (total cost $1,588,730) - 99%                                                              $1,705,000  $1,790,793
                                                                                                             ======================




                       THE FIRST TRUST COMBINED SERIES 272
                  MICHIGAN MUNICIPAL TAX-FREE VALUE PORTFOLIO,
                           INVESTMENT GRADE, SERIES 34

                       SCHEDULE OF INVESTMENTS (continued)

                                 August 31, 2005


(a) Shown under this heading are the year in which each issue of Bonds is initially redeemable and the redemption price in that year. Unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter (but not below par value). "S.F." indicates a sinking fund is established with respect to an issue of bonds. In addition, certain bonds are sometimes redeemable in whole or in part other than by operation of the stated redemption or sinking fund provisions under specified unusual or extraordinary circumstances. None of the aggregate principal amount of the Bonds in the Trust is subject to call within the next year.

(b) The ratings shown are those effective at August 31, 2005. All ratings are by Standard & Poor's Corporation unless otherwise indicated.

(c) Insurance has been obtained by the Bond issuer. Such insurance coverage continues in force so long as the bonds are outstanding and the insurer remains in business.

(d)      Rating by Moody's Investors Service, Inc.

(e) These Bonds were issued at an original issue discount on the following dates and at the following percentages of their original principal amount:

                                                            Date          %

         Michigan State Hospital Finance Authority
             (Henry Ford Health System)
                 Due 11/15/2020                           12/01/1995    94.304
                 Due 11/15/2025                           12/01/1995    93.572
         Michigan State Hospital Finance Authority
             (Mercy Health Services Obligated Group)      04/15/1997    93.767

(f) Percentages are calculated based on net assets. The Bonds consist of obligations of six issuers located in Michigan. Three Bond issues each represent 10% or more of the net assets of the Trust or a total of approximately 64%. The largest such issue represents approximately 30%.


See notes to financial statements.

                       THE FIRST TRUST COMBINED SERIES 272
                  MICHIGAN MUNICIPAL TAX-FREE VALUE PORTFOLIO,
                           INVESTMENT GRADE, SERIES 34

                            STATEMENTS OF OPERATIONS

                                                                         Year ended August 31,

                                                               2005               2004                2003
Interest income                                                $ 98,009           $114,588            $117,809

Expenses:
    Trustee's fees and related expenses                          (3,552)            (4,071)             (4,031)
    Evaluator's fees                                               (487)              (492)               (487)
    Supervisory fees                                               (409)              (730)               (710)
    Administrative fees                                            (117)              (208)               (203)
                                                               ------------------------------------------------
    Total expenses                                               (4,565)            (5,501)             (5,431)
                                                               ------------------------------------------------
       Investment income (loss) - net                            93,444            109,087             112,378

Net gain (loss) on investments:
    Net realized gain (loss)                                     18,418             19,975               8,910
    Change in net unrealized appreciation
       (depreciation)                                           (38,016)             5,352              60,856
                                                               ------------------------------------------------
                                                                (19,598)            25,327              69,766
                                                               ------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                                  $ 73,846           $134,414            $182,144
                                                               ================================================


See notes to financial statements.

                       THE FIRST TRUST COMBINED SERIES 272
                  MICHIGAN MUNICIPAL TAX-FREE VALUE PORTFOLIO,
                           INVESTMENT GRADE, SERIES 34

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                            Year ended August 31,

                                                             2005                2004               2003
Net increase (decrease) in net assets
       resulting from operations:
    Investment income (loss) - net                           $   93,444          $ 109,087          $  112,378
    Net realized gain (loss) on investments                      18,418             19,975               8,910
    Change in net unrealized appreciation
       (depreciation) on investments                            (38,016)             5,352              60,856
                                                             --------------------------------------------------
    Net increase (decrease) in net assets
       resulting from operations                                 73,846            134,414             182,144
                                                             --------------------------------------------------

Distributions to unit holders:
    Investment income - net                                     (88,897)          (104,399)           (107,803)
    Principal from investment transactions                            -                  -              (4,733)
                                                             --------------------------------------------------
    Total distributions                                         (88,897)          (104,399)           (112,536)
                                                             --------------------------------------------------
Unit redemptions
    Principal portion                                          (210,218)          (197,263)            (48,121)
    Net interest accrued                                         (1,350)              (267)               (208)
                                                             --------------------------------------------------
    Total redemptions                                          (211,568)          (197,530)            (48,329)
                                                             --------------------------------------------------
Total increase (decrease) in net assets                        (226,619)          (167,515)             21,279

Net assets:
    Beginning of the year                                     2,032,402          2,199,917           2,178,638
                                                             --------------------------------------------------
    End of the year                                          $1,805,783         $2,032,402          $2,199,917
                                                             ==================================================
Distributable funds (deficit) at end of the year             $   14,990         $   10,636          $   13,088
                                                             ==================================================
Trust units:
    Beginning of the year                                       189,590            208,366             213,099
    Redemptions                                                 (19,726)           (18,776)             (4,733)
                                                             --------------------------------------------------
    End of the year                                             169,864            189,590             208,366
                                                             ==================================================

Unit amounts are rounded to the nearest whole unit.
See notes to financial statements.

                       THE FIRST TRUST COMBINED SERIES 272
                  MICHIGAN MUNICIPAL TAX-FREE VALUE PORTFOLIO,
                           INVESTMENT GRADE, SERIES 34

                          NOTES TO FINANCIAL STATEMENTS


1.     Organization

The First Trust Combined Series 272, Michigan Municipal Tax-Free Value Portfolio, Investment Grade, Series 34 (the "Trust") is a fixed portfolio of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities within the State of Michigan, counties, municipalities, authorities and political subdivisions thereof.


2.     Significant accounting policies

Basis of presentation - The financial statements are presented on the accrual basis of accounting.

Security valuation - Bonds are stated at values as determined by Securities Evaluation Service, Inc. (the "Evaluator"), certain shareholders of which are officers of First Trust Portfolios L.P. (the "Sponsor"). The bond values are based on (1) current bid prices for the bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) current bid prices for comparable bonds, (3) appraisal or (4) any combination of the above.

Security cost - The Trust's cost of its portfolio is based on the offering prices of the bonds on the date the bonds were deposited in the Trust, plus amortization of premium or discount. The premium or discount (including original issue discount) existing on the date the bonds were deposited is being amortized over the life of the bonds. Realized gain (loss) from bond transactions is reported on an identified cost basis. Sales and redemptions of bonds are recorded on the trade date.

Federal income taxes - The Trust is not taxable for federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for federal income taxes.

Expenses of the Trust - The Trust pays a fee for Trustee services of $.0141 and $.0096 per Unit for those portions of the Trust under the monthly and semi-annual distribution plans, respectively. Additionally, a fee of $487 annually is payable to the Evaluator and the Trust pays all related expenses of the Trustee, recurring financial reporting costs and an annual supervisory fee to an affiliate of the Sponsor. The Bank of New York succeeded JPMorgan Chase Bank as Trustee of the Trust effective as of the close of business on June 23, 2004.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


3.     Net unrealized appreciation (depreciation)

An analysis of net unrealized appreciation (depreciation) at August 31, 2005 follows:


         Unrealized appreciation                   $202,063
         Unrealized depreciation                          -
                                                   --------
                                                   $202,063
                                                   ========


4.     Other information

Cost to investors - The cost to initial investors of units of the Trust was based on the aggregate offering price of the bonds on the date of an investor's purchase, plus a sales charge of 3.9% of the Public Offering Price, which was equivalent to approximately 4.058% of the net amount invested.

Distributions to unit holders - Distributions of net interest income to unit holders are made monthly or semi-annually. Such income distributions per unit, on an accrual basis, were as follows:


           Type of                                 Year ended August 31,
        Distribution
            plan                     2005          2004           2003

         Monthly                     $.471         $.509          $.512
         Semi-annual                  .514          .514           .517

5.     Financial Highlights

Interest income, Expenses and Investment income (loss) - net per unit have been calculated based on the weighted-average number of units outstanding during the year. Distributions to unit holders, if any, reflect the Trust's actual distributions during the year. The Net gain (loss) on investments per unit includes the effects of changes arising from the redemption of units during the year at net asset values which differed from the net asset value per unit at the beginning of the year. Total return does not include reinvestment of distributions.


                                                                           Year ended August 31,

                                                       2005             2004           2003            2002
Interest income                                        $  .563          $  .561        $  .561         $  .563
Expenses                                                 (.026)           (.027)         (.026)          (.027)
                                                       --------------------------------------------------------
    Investment income (loss) - net                        .537             .534           .535            .536

Distributions to unit holders:
    Investment income - net                              (.511)           (.511)         (.513)          (.543)
    Principal from investment transactions                   -                  -        (.023)               -

Net gain (loss) on investments                           (.115)            .139           .335            .138
                                                       --------------------------------------------------------
    Total increase (decrease) in net assets              (.089)            .162           .334            .131

Net assets:
    Beginning of the year                               10.720           10.558         10.224          10.093
                                                       --------------------------------------------------------

    End of the year                                    $10.631          $10.720        $10.558         $10.224
                                                       ========================================================

Total return                                             3.93%            6.33%          8.51%           6.68%
Ratio of total expenses to average net assets             .25%             .25%           .25%            .26%
Ratio of net investment income (loss) to
    average net assets                                   5.03%            5.02%          5.15%           5.28%

                       THE FIRST TRUST COMBINED SERIES 272
                  MICHIGAN MUNICIPAL TAX-FREE VALUE PORTFOLIO,
                           INVESTMENT GRADE, SERIES 34

                                    PART ONE
                 Must be Accompanied by Part Two and Part Three

                               -------------------
                               P R O S P E C T U S
                               -------------------


               SPONSOR:                           First Trust Portfolios L.P.
                                                  1001 Warrenville Road
                                                  Lisle, Illinois 60532
                                                  (800) 621-1675

               TRUSTEE:                           The Bank of New York
                                                  101 Barclay Street
                                                  New York, New York 10286

               LEGAL COUNSEL                      Chapman and Cutler LLP
               TO SPONSOR:                        111 West Monroe Street
                                                  Chicago, Illinois 60603

               LEGAL COUNSEL                      Emmet, Marvin & Martin, LLP
               TO TRUSTEE:                        120 Broadway
                                                  New York, New York 10271

               INDEPENDENT                        Deloitte & Touche LLP
               REGISTERED PUBLIC                  111 South Wacker Drive
               ACCOUNTING FIRM:                   Chicago, Illinois 60606-4301


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.



                     THE FIRST TRUST COMBINED SERIES

PROSPECTUS                                   NOTE: THIS PART TWO PROSPECTUS MAY
Part Two                                             ONLY BE USED WITH PART ONE
Dated December 30, 2005                                          AND PART THREE

The First Trust Combined Series is a unit investment trust. The First Trust Combined Series has many separate series. The Part One which accompanies this Part Two describes one such series of the First Trust Combined Series. Each series of the First Trust Combined Series consists of one or more portfolios ("Trust(s)") which invest in tax-exempt municipal bonds. See Part One and Part Three for a more complete description of the portfolio for each Trust.

  All Parts of the Prospectus Should be Retained for Future Reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             FIRST TRUST (R)

                             1-800-621-9533

                            Table of Contents

The First Trust Combined Series                          3
Risk Factors                                             3
Return Figures                                           4
Public Offering                                          4
Distribution of Units                                    5
The Sponsor's Profits                                    5
The Secondary Market                                     5
How We Purchase Units                                    6
Expenses and Charges                                     6
Tax Status                                               6
Rights of Unit Holders                                   9
Interest and Principal Distributions                    10
Redeeming Your Units                                    10
Removing Bonds from a Trust                             11
Amending or Terminating the Indenture                   12
Information on the Sponsor, Trustee and Evaluator       12
Other Information                                       14

              The First Trust Combined Series

The First Trust Combined Series Defined.

We, First Trust Portfolios L.P. (the "Sponsor"), have created hundreds of similar yet separate series of a unit investment trust which we have named the First Trust Combined Series. See Part One for a description of the series and Trusts for which this Part Two Prospectus relates.

Each Trust was created under the laws of the State of New York by a Trust Agreement (the "Indenture") dated the Initial Date of Deposit. This agreement, entered into among First Trust Portfolios L.P., as Sponsor, The Bank of New York as Trustee, First Trust Advisors L.P. as Portfolio Supervisor and Securities Evaluation Service, Inc. as Evaluator, governs the operation of the Trusts.

How We Created the Trusts.

On the Initial Date of Deposit for each Trust, we deposited a portfolio or portfolios of tax-exempt municipal bonds ("Bonds") with the Trustee and in turn, the Trustee delivered documents to us representing our ownership of the Trusts in the form of units ("Units").

See "Objectives" in Part Three for each Trust for a specific description of such Trust's objective.

We cannot guarantee that a Trust will keep its present size and composition for any length of time. Since the prices of the Bonds will fluctuate daily, the ratio of Bonds in the Trusts, on a market value basis, will also change daily. Bonds may periodically be sold under certain circumstances, and the proceeds from these sales will be used to meet Trust obligations or distributed to Unit holders, but will not be reinvested. However, Bonds will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation, or if they no longer meet the criteria by which they were selected. You will not be able to dispose of or vote any of the Bonds in the Trusts. As the holder of the Bonds, the Trustee will vote all of the Bonds and will do so based on our instructions.

Neither we nor the Trustee will be liable for a failure in any of the Bonds.

                       Risk Factors

Interest Rate Risk. The value of the municipal bonds in which each Trust invests will decline with increases in interest rates, not only because increases in rates generally decrease values, but also because increased rates may indicate an economic slowdown.

Credit Risk. Credit risk is the risk that an issuer of a bond or an insurer is unable to meet its obligation to make interest and principal payments. The value of the Bonds will fluctuate with changes in investors' perceptions of an issuer's financial condition, general economic conditions or the general conditions of the municipal bond market, with changes in inflation rates or when political or economic events affecting the issuers occur.

Because the Trusts are not managed, the Trustee will not sell Bonds in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of any Trust will be positive over any period of time or that you won't lose money. Units of the Trusts are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Interest. There is no guarantee that the issuers of the Bonds will be able to satisfy their interest payment obligations to the Trust over the life of a Trust.

Municipal Bonds. Each Trust invests in tax-exempt municipal bonds. Municipal bonds are debt obligations issued by states or political subdivisions or authorities of states. Municipal bonds are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. Municipal bonds are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer's financial condition worsens or when the rating on a bond is decreased. Many municipal bonds may be called or redeemed prior to their stated maturity, an event which is more likely to occur when interest rates fall. In such an occurrence, the Unit holder may not be able to reinvest the money you receive in other bonds that have as high a yield or as long a maturity.

Many municipal bonds are subject to continuing requirements as to the actual use of the bond proceeds or manner of operation of the project financed from bond proceeds that may affect the exemption of interest on such bonds from federal income taxation. The market for municipal bonds is generally less liquid than for other securities and therefore the price of municipal bonds may be more volatile and subject to greater price fluctuations than securities with greater liquidity. In addition, an issuer's ability to make income distributions generally depends on several factors including the financial condition of the issuer and general economic conditions. Any of these factors may negatively impact the price of municipal bonds held by the Trusts and would therefore impact the price of both the Bonds and the Units.

Acts of terrorism and any resulting damage may not be covered by insurance on the bonds. Issuers of the bonds may therefore be at risk of default due to losses sustained as a result of terrorist activities.

Alternative Minimum Tax. While distributions of interest from a Trust are generally exempt from federal income taxes, a portion of such interest from certain revenue bonds held by the Trusts may be taken into account in computing the alternative minimum tax.

Legislation/Litigation. From time to time, various legislative initiatives are proposed which may have a negative impact on the prices of certain of the municipal bonds represented in a Trust. In addition, litigation regarding any of the issuers of the municipal bonds, such as litigation affecting the validity of certain municipal bonds or the tax-free nature of the interest thereon, may negatively impact the prices of these Bonds. While we are unaware of any current legislation or litigation which could adversely affect the Bonds or their issuers, we cannot predict what impact any future legislation or litigation will have on the prices of the Bonds or of the issuers.

                      Return Figures

The Current and Long-Term Returns set forth in the "Summary of Essential Information" in Part One of this prospectus are estimates and are designed to be comparative rather than predictive. We cannot predict your actual return, which will vary with Unit price, how long you hold your investment and with changes in the portfolio, interest income and expenses. In addition, neither rate reflects the true return you will receive, which will be lower, because neither includes the effect of certain delays in distributions. Estimated Current Return equals the estimated annual interest income to be received from the Bonds less estimated annual Trust expenses, divided by the Public Offering Price per Unit (which includes the initial sales charge). Estimated Long-Term Return is a measure of the estimated return over the estimated life of a Trust and is calculated using a formula which (1) factors in the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of the Bonds, and
(2) takes into account a compounding factor, the sales charge and expenses. Unlike Estimated Current Return, Estimated Long-Term Return reflects maturities, discounts and premiums of the Bonds in the Trust. We will provide you with estimated cash flows for your Trust at no charge upon your request.

                      Public Offering

The Public Offering Price.

You may buy Units at the Public Offering Price, the price per Unit of which is comprised of the following:

- The aggregate underlying value of the Bonds;

- The amount of any cash in the Interest and Principal Accounts;

- Net interest accrued but unpaid on the Units after the First
Settlement Date to the date of settlement; and

- The sales charge.

The price you pay for your Units will differ from the amount stated under "Summary of Essential Information" in Part One of this prospectus due to various factors, including fluctuations in the prices of the Bonds, changes in the value of the Interest and/or Principal Accounts and the accrual of interest on the Bonds.

Although you are not required to pay for your Units until three business days following your order (the "date of settlement"), you may pay before then. You will become the owner of Units ("Record Owner") on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934.

Accrued Interest.

Accrued interest represents unpaid interest on a bond from the last day it paid interest. Interest on the Bonds generally is paid semiannually, although the Trusts accrue such interest daily. Because a Trust always has an amount of interest earned but not yet collected, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. You will receive the amount, if any, of accrued interest you paid for on the next distribution date. In addition, if you sell or redeem your Units you will be entitled to receive your proportionate share of accrued interest from the purchaser of your Units.

Sales Charges.

The maximum sales charge is determined based upon the number of years remaining to the maturity of each Bond in a Trust. For purposes of computation, Bonds will be deemed to mature either on their expressed maturity dates, or an earlier date if: (a) they have been called for redemption or funds have been placed in escrow to redeem them on an earlier call date; or (b) such Bonds are subject to a "mandatory tender." The effect of this method of sales charge computation will be that different sales charge rates will be applied to each of the Bonds.

See Part Three "Public Offering" for additional information for each Trust.

                   Distribution of Units

We intend to qualify Units of the Trusts for sale as listed in Part Three "Distribution of Units." All Units will be sold at the then current Public Offering Price.

Dealer Concessions.

Dealers will receive concessions on the sale of Units in the amounts set forth in Part Three of this prospectus. We reserve the right to change the amount of concessions or agency commissions from time to time. Certain commercial banks may be making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is kept by or given to the banks in the amounts shown above.

Award Programs.

From time to time we may sponsor programs which provide awards to a dealer's registered representatives who have sold a minimum number of Units during a specified time period. We may also pay fees to qualifying dealers for services or activities which are meant to result in sales of Units of the Trusts. In addition, we will pay to dealers who sponsor sales contests or recognition programs that conform to our criteria, or participate in our sales programs, amounts equal to no more than the total applicable sales charge on Units sold by such persons during such programs. We make these payments out of our own assets and not out of Trust assets. These programs will not change the price you pay for your Units.

Advertising and Investment Comparisons.

Advertising materials regarding the Trust may discuss several topics, including: developing a long-term financial plan; working with your financial professional; the nature and risks of various investment strategies and unit investment trusts that could help you reach your financial goals; the importance of discipline; how the Trust operates; how securities are selected; various unit investment trust features such as convenience and costs; and options available for certain types of unit investment trusts. These materials may include descriptions of the principal businesses of the companies represented in the Trust, research analysis of why they were selected and information relating to the qualifications of the persons or entities providing the research analysis. In addition, they may include research opinions on the economy and industry sectors included and a list of investment products generally appropriate for pursuing those recommendations.

From time to time we may compare the estimated returns of the Trust (which may show performance net of the expenses and charges the Trust would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable or tax-exempt investments such as the securities comprising various investment indices, corporate or U.S. Government bonds, bank CDs and money market accounts or funds, (2) performance data from Morningstar Publications, Inc. or (3) information from publications such as Money, The New York Times, U.S. News and World Report, Business Week, Forbes or Fortune. The investment characteristics of the Trust, which are described more fully elsewhere in this prospectus, differ from other comparative investments. You should not assume that these performance comparisons will be representative of the Trust's future performance.

                   The Sponsor's Profits

We will receive a gross sales commission equal to the maximum sales charge per Unit of a Trust less any reduced sales charge as stated in Part Three of this prospectus. In maintaining a market for the Units, any difference between the price at which we purchase Units and the price at which we sell or redeem them will be a profit or loss to us.

                   The Secondary Market

Although not obligated, we intend to maintain a market for the Units and continuously offer to purchase Units at prices based on the Redemption Price per Unit.

We will pay all expenses to maintain a secondary market, except the Evaluator fees, Trustee costs to transfer and record the ownership of Units and costs incurred in annually updating each Trust's registration statement. We may discontinue purchases of Units at any time. IF YOU WISH TO DISPOSE OF YOUR UNITS, YOU SHOULD ASK US FOR THE CURRENT MARKET PRICES BEFORE MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE.

                   How We Purchase Units

The Trustee will notify us of any tender of Units for redemption. If our bid at that time is equal to or greater than the Redemption Price per Unit, we may purchase the Units. You will receive your proceeds from the sale no later than if they were redeemed by the Trustee. We may tender Units that we hold to the Trustee for redemption as any other Units. If we elect not to purchase Units, the Trustee may sell tendered Units in the over-the-counter market, if any. However, the amount you will receive is the same as you would have received on redemption of the Units.

                   Expenses and Charges

The estimated annual expenses of each Trust are set forth under "Summary of Essential Information" in Part One of this prospectus. If actual expenses of a Trust exceed the estimate, that Trust will bear the excess, other than for excess annual audit costs. The Trustee will pay operating expenses of a Trust from the Income Account of such Trust if funds are available, and then from the Capital Account. The Income and Capital Accounts are noninterest-bearing to Unit holders, so the Trustee may earn interest on these funds, thus benefiting from their use.

First Trust Advisors L.P., an affiliate of ours, acts as Portfolio Supervisor and will be compensated for providing portfolio supervisory services as well as bookkeeping and other administrative services to a Trust. In providing portfolio supervisory services, the Portfolio Supervisor may purchase research services from a number of sources, which may include underwriters or dealers of a Trust. As Sponsor, we will receive brokerage fees when a Trust uses us (or an affiliate of ours) as agent in buying or selling Bonds. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating a Trust's registration statement yearly are chargeable to the Trust.

The fees payable to the Portfolio Supervisor, Evaluator and Trustee are based on the largest aggregate number of Units of the Trust outstanding at any time during the calendar year, except during the initial offering period, in which case these fees are calculated based on the largest number of Units outstanding during the period for which compensation is paid. These fees may be adjusted for inflation without Unit holders' approval, but in no case will the annual fees paid to us or our affiliate for providing services to all unit investment trusts be more than the actual cost of providing such services in such year.

In addition to a Trust's operating expenses and those fees described above, each Trust may also incur the following charges:

- License fees payable by a Trust for the use of certain trademarks and trade names associated with such Trust, if any;

- All legal and annual auditing expenses of the Trustee according to its responsibilities under the Indenture;

- The expenses and costs incurred by the Trustee to protect a Trust and your rights and interests;

- Fees for any extraordinary services the Trustee performed under the Indenture;

- Payment for any loss, liability or expense the Trustee incurred without negligence, bad faith or willful misconduct on its part, in connection with its acceptance or administration of a Trust;

- Payment for any loss, liability or expenses we incurred without negligence, bad faith or willful misconduct in acting as Depositor of a Trust; and/or

- All taxes and other government charges imposed upon the Bonds or any part of a Trust.

The above expenses and the Trustee's annual fee are secured by a lien on each Trust. We cannot guarantee that interest income on the Bonds will be sufficient to meet any or all expenses of a Trust. If there is not enough cash in the Interest or Principal Accounts of a Trust, the Trustee has the power to sell Bonds to make cash available to pay these charges. These sales may result in capital gains or losses to the Unit holders. See "Tax Status."

Each Trust will be audited annually. We will bear the cost of these annual audits to the extent the costs exceed $0.50 per Unit. Otherwise, each Trust will pay for the audit. You may request a copy of the audited financial statements from the Trustee.

                        Tax Status

Federal Tax Status.

This section summarizes some of the main U.S. federal income tax consequences of owning Units of the Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences. This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Assets of the Trust. The Trust will hold various debt obligations (the "Bonds") of state and local governmental entities that constitute debt the interest on which is excluded from gross income for federal income tax purposes. It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets and thus neither our counsel nor we have reached a conclusion regarding the federal income tax treatment of the Trust Assets.

Trust Status. The Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the assets of your trust, and as such you will be considered to have received a pro rata share of income (e.g., interest accruals of market discount and capital gains, if any) from the Trust Assets when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust Assets which you must take into account for federal income tax purposes is not reduced by amounts used to pay Trust expenses (including the deferred sales charge, if any).

Exclusion from Gross Income of Interest. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, its counsel, nor any of the Special Counsel to the Fund for State tax matters have made any special review for the Fund of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unit holders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

Ownership of the Units may result in collateral federal income tax consequences to certain Unit holders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unit holders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference.

In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate

Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

Your Tax Basis and Income or Loss upon Disposition.

If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, generally including sales charges, among each Trust Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

Under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years ending on or after May 6, 2003 and beginning before January 1, 2009. However, special effective date provisions are set forth in the Tax Act. For example, there are special transition rules provided with respect to gain properly taken into account for the portion of the taxable year before May 6, 2003.

For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

Discount, Accrued Interest and Premium.

Some Bonds may have been sold with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond which was issued with original issue discount must be increased as original issue discount accrues.

Some Bonds may have been purchased by you or the Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bond over the purchase price of the Bond. Market discount can arise based on the price the Trust pays for a Bond or on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when the Trust receives principal payments on the Bond, when the Bond is sold or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

Alternatively, some Bonds may have been purchased by you or the Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When the Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

Limitations on the Deductibility of Trust Expenses.

Generally, for federal income tax purposes, you must take into account your full pro rata share of the Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

Foreign, State and Local Taxes.

The Trust has been created under the laws of the State of New York. Under the existing income tax laws of the State and City of New York, the Trust will not be taxed as a corporation, and the income of the Trust will be treated as the income of the Unit holders in the same manner as for federal income tax purposes.

                  Rights of Unit Holders

Unit Ownership.

The Trustee will treat as Record Owner of Units persons registered as such on its books. It is your responsibility to notify the Trustee when you become Record Owner, but normally your broker/dealer provides this notice. You may elect to hold your Units in either certificated or uncertificated form.

Certificated Units. When you purchase your Units you can request that they be evidenced by certificates, which will be delivered shortly after your order. Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof. You can transfer or redeem your certificated Units by endorsing and surrendering the certificate to the Trustee, along with a written instrument of transfer. You must sign your name exactly as it appears on the face of the certificate with your signature guaranteed by an eligible institution. In certain cases the Trustee may require additional documentation before they will transfer or redeem your Units.

You may be required to pay a nominal fee to the Trustee for each certificate reissued or transferred, and to pay any government charge that may be imposed for each transfer or exchange. If a certificate gets lost, stolen or destroyed, you may be required to furnish indemnity to the Trustee to receive replacement certificates. You must surrender mutilated certificates to the Trustee for replacement.

Uncertificated Units. You may also choose to hold your Units in uncertificated form. If you choose this option, the Trustee will establish an account for you and credit your account with the number of Units you purchase. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send you:

- A written initial transaction statement containing a description of the Trust;

- A list of the number of Units issued or transferred;

- Your name, address and Taxpayer Identification Number ("TIN");

- A notation of any liens or restrictions of the issuer and any adverse claims; and

- The date the transfer was registered.

Uncertificated Units may be transferred the same way as certificated Units, except that no certificate needs to be presented to the Trustee. Also, no certificate will be issued when the transfer takes place unless you request it. You may at any time request that the Trustee issue certificates for your Units.

Unit Holder Reports.

In connection with each distribution, the Trustee will provide you with a statement detailing the per Unit amount of interest (if any) distributed. After the end of each calendar year, the Trustee will provide you with the following information:

- The amount of interest received by your Trust less deductions for payment of applicable taxes, fees and Trust expenses, redemption of Units and the balance remaining on the last business day of the calendar year;

- The dates Bonds were sold and the net proceeds received from such sales less deduction for payment of applicable taxes, fees and Trust expenses, redemption of Units and the balance remaining on the last business day of the calendar year;

- The Bonds held and the number of Units outstanding on the last business day of the calendar year;

- The Redemption Price per Unit on the last business day of the calendar year; and

- The amounts actually distributed during the calendar year from the Interest and Principal Accounts, separately stated.

You may request from the Trustee copies of the evaluations of the Bonds as prepared by the Evaluator to enable you to comply with federal and state tax reporting requirements.

                  Interest and Principal
                       Distributions

You will begin receiving distributions on your Units only after you become a Record Owner. The Trustee will credit interest received on your Trust's Bonds to the Interest Account of such Trust. All other receipts, such as return of capital, are credited to the Principal Account of your Trust.

The Trustee will distribute an amount substantially equal to your pro rata share of the balance of the Interest Account calculated on the basis of one-twelfth (one-half in the case of Unit holders electing semi-annual distributions) of the estimated annual amount of interest received in the Income Account after deducting estimated expenses on or near the Distribution Dates to Unit holders of record on the preceding Distribution Record Date. See "Summary of Essential Information" in Part One of this prospectus for your Trust. Because interest is not received by a Trust at a constant rate throughout the year, the distributions you receive may be more or less than the amount credited to the Interest Account as of the Distribution Record Date. In order to minimize fluctuations in distributions, the Trustee is authorized to advance such amounts as may be necessary to provide distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds in the Interest Account at the next
Distribution Record Date. The Trustee will distribute amounts in the Principal Account on the last day of each month to Unit holders of record on the fifteenth day of each month provided the amount equals at least $1.00 per 100 Units. If the Trustee does not have your TIN, it is required to withhold a certain percentage of your distribution and deliver such amount to the Internal Revenue Service ("IRS"). You may recover this amount by giving your TIN to the Trustee, or when you file a tax return. However, you should check your statements to make sure the Trustee has your TIN to avoid this "back-up withholding."

You will receive interest distributions monthly unless you elect to receive them semi-annually. Your plan of distribution will remain in effect until changed. The Trustee will provide you with information on how to change your distribution election.

Within a reasonable time after your Trust is terminated you will receive the pro rata share of the money from the disposition of the Bonds.

The Trustee may establish reserves (the "Reserve Account") within a Trust to cover anticipated state and local taxes or any governmental charges to be paid out of the Trust.

Universal Distribution Option. You may elect to have your principal and interest distributions automatically distributed to any other investment vehicle of which you have an existing account. If you elect this option, the Trustee will notify you of each distribution made pursuant to this option. You may elect to terminate your participation at any time by notifying the Trustee in writing.

Distribution Reinvestment Option. You may elect to have your interest and/or principal distributions from your Trust automatically reinvested in shares of certain Oppenheimer Tax-Exempt Bond Funds. Oppenheimer Management Corporation is the investment advisor of each of these funds which are open-end, diversified management investment companies. The objectives and policies of each of these funds, which differ from your Trust, are described in their prospectuses. If you wish to participate in this reinvestment option you should contact the Trustee which will send you the prospectus for each fund along with a form by which you may elect to participate. After you have made the election, each distribution of interest and/or principal on your Units will be automatically used to purchase shares (or fractions thereof) of the fund you selected without a sales charge. You may elect, at any time, to terminate your participation in the Distribution Reinvestment Option and receive future distributions in cash by notifying the Trustee in writing.

You should remember that even if distributions are reinvested through the Universal Distribution Option or the Distribution Reinvestment Option they are still treated as distributions for income tax purposes.

                   Redeeming Your Units

You may redeem all or a portion of your Units at any time by sending the certificates representing the Units you want to redeem to the Trustee at its unit investment trust office. If your Units are uncertificated, you need only deliver a request for redemption to the Trustee. In either case, the certificates or the redemption request must be properly endorsed with proper instruments of transfer and signature guarantees as explained in "Rights of Unit Holders-Unit Ownership" (or by providing satisfactory indemnity if the certificates were lost, stolen, or destroyed). No redemption fee will be charged, but you are responsible for any governmental charges that apply. Certain broker/dealers may charge a transaction fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to transaction fees. Three business days after the day you tender your Units (the "Date of Tender") you will receive cash in an amount for each Unit equal to the Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender.

The Date of Tender is considered to be the date on which the Trustee receives your certificates or redemption request (if such day is a day the NYSE is open for trading). However, if your certificates or redemption request are received after 4:00 p.m. Eastern time (or after any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time), the Date of Tender is the next day the NYSE is open for trading.

Any amounts paid on redemption representing interest will be withdrawn from the Interest Account of your Trust if funds are available for that purpose, or from the Principal Account. All other amounts paid on redemption will be taken from the Principal Account of the Trust.

The IRS requires the Trustee to withhold a portion of your redemption proceeds if the Trustee does not have your TIN, as generally discussed under "Income and Capital Distributions."

The Trustee may sell Bonds to make funds available for redemption. If Bonds are sold, the size and diversification of a Trust will be reduced. These sales may result in lower prices than if the Bonds were sold at a different time.

Your right to redeem Units (and therefore, your right to receive payment) may be delayed:

- If the NYSE is closed (other than customary weekend and holiday closings);

- If the SEC determines that trading on the NYSE is restricted or that an emergency exists making sale or evaluation of the Bonds not reasonably practical; or

- For any other period permitted by SEC order.

The Trustee is not liable to any person for any loss or damage which may result from such a suspension or postponement.

The Redemption Price.

The Redemption Price per Unit is determined by the Trustee by:

adding

1. cash in the Interest and Principal Accounts of a Trust not designated to purchase Bonds;

2. the aggregate value of the Bonds held in a Trust; and

3. accrued interest on the Bonds; and

deducting

1. any applicable taxes or governmental charges that need to be paid out of a Trust;

2. any amounts owed to the Trustee for its advances;

3. estimated accrued expenses of a Trust, if any;

4. cash held for distribution to Unit holders of record of a Trust as of the business day before the evaluation being made; and

5. other liabilities incurred by a Trust; and

dividing

1. the result by the number of outstanding Units of a Trust.

                Removing Bonds from a Trust

The portfolios of the Trusts are not managed. However, we may, but are not required to, direct the Trustee to dispose of a Bond in certain limited circumstances, including situations in which:

- The issuer of the Bond has defaulted in the payment of principal or interest on the Bond;

- Any action or proceeding seeking to restrain or enjoin the payment of principal or interest on the Bond has been instituted;

- The issuer of the Bond has breached a covenant which would affect the payment of principal or interest on the Bond, the issuer's credit standing, or otherwise damage the sound investment character of the Bond;

- The issuer has defaulted on the payment of any other of its outstanding obligations;

-  The Bond is the subject of an advanced refunding;

- Such factors arise which, in our opinion, adversely affect the tax or exchange control status of the Bond; or

- The price of the Bond has declined to such an extent, or such other credit factors exist, that in our opinion keeping the Bond would be harmful to a Trust.

If a Bond defaults in the payment of principal or interest and no provision for payment is made, the Trustee must notify us of this fact within 30 days. If we fail to instruct the Trustee whether to sell or hold the Bond within 30 days of our being notified, the Trustee may, in its discretion, sell any defaulted Bonds and will not be liable for any depreciation or loss incurred thereby.

The Trusts may not acquire any bonds or other property other than the Bonds. The Trustee, on behalf of a Trust, will reject any offer for new or exchanged bonds or property in exchange for a Bond, except that we may instruct the Trustee to accept such an offer or to take any other action with respect thereto as we may deem proper if the issuer is in default with respect to such Bonds or in our written opinion the issuer will likely default in respect to such Bonds in the foreseeable future. Any obligations received in exchange or substitution will be held by the Trustee subject to the terms and conditions in the Indenture to the same extent as Bonds originally deposited in a Trust. We may get advice from the Portfolio Supervisor before reaching a decision regarding the receipt of new or exchange securities or property. The Trustee may retain and pay us or an affiliate of ours to act as agent for the Trust to facilitate selling Bonds, exchanged bonds or property from a Trust. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

The Trustee may sell Bonds designated by us, or, absent our direction, at its own discretion, in order to meet redemption requests or pay expenses. We will maintain a list with the Trustee of which Bonds should be sold. We may consider sales of units of unit investment trusts which we sponsor in making recommendations to the Trustee on the selection of broker/dealers to execute the Trust's portfolio transactions, or when acting as agent for a Trust in acquiring or selling Bonds on behalf of a Trust.

           Amending or Terminating the Indenture

Amendments. The Indenture may be amended by us and the Trustee without your consent:

- To cure ambiguities;

- To correct or supplement any defective or inconsistent provision;

- To make any amendment required by any governmental agency; or

- To make other changes determined not to be materially adverse to your best interests (as determined by us and the Trustee).

Termination. As provided by the Indenture, the Trusts will terminate on the Mandatory Termination Date as stated in the "Summary of Essential Information" in Part One for each Trust. The Trusts may be terminated earlier:

- Upon the consent of 100% of the Unit holders of a Trust;

- If the value of the Bonds owned by a Trust as shown by any evaluation is less than 20% of the aggregate principal amount of the Bonds deposited in such Trust during the initial offering period
("Discretionary Liquidation Amount"); or

- In the event that Units of a Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by underwriters, including the Sponsor.

Prior to termination, the Trustee will send written notice to registered account holders which will specify how certificates, if any, should be tendered to the Trustee. For various reasons, a Trust may be reduced below the Discretionary Liquidation Amount and could therefore be terminated before the Mandatory Termination Date.

Unless terminated earlier, the Trustee will begin to sell Bonds in connection with the termination of a Trust during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date. We will determine the manner and timing of the sale of Bonds. Because the Trustee must sell the Bonds within a relatively short period of time, the sale of Bonds as part of the termination process may result in a lower sales price than might otherwise be realized if such sale were not required at this time.

You will receive a cash distribution from the sale of the remaining Bonds, along with your interest in the Income and Principal Accounts, within a reasonable time after such Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from the Trusts any accrued costs, expenses, advances or indemnities provided for by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to pay any taxes or other governmental charges.

               Description of Bond Ratings*

                 * As published by the rating companies.

Standard & Poor's.

A brief description of the applicable Standard & Poor's rating symbols and their meanings follows:

A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The bond rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.  Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his or her own judgment with respect to such likelihood and risk.

Credit Watch: Credit Watch highlights potential changes in ratings of bonds and other fixed income securities. It focuses on events and trends which place companies and government units under special surveillance by S&P's 180-member analytical staff. These may include mergers, voter referendums, actions by regulatory authorities, or developments gleaned from analytical reviews. Unless otherwise noted, a rating decision will be made within 90 days. Issues appear on Credit Watch where an event, situation, or deviation from trends occurred and needs to be evaluated as to its impact on credit ratings. A listing, however, does not mean a rating change is inevitable. Since S&P continuously monitors all of its ratings, Credit Watch is not intended to include all issues under review. Thus, rating changes will occur without issues appearing on Credit Watch.

Moody's.

A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

A 1 and Baa 1 - Bonds which are rated A 1 and Baa 1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations will move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con.(- - -) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or
(d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Information on the Sponsor, Trustee and Evaluator

The Sponsor.

We, First Trust Portfolios L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we act as Sponsor for successive series of:

- The First Trust Combined Series

- FT Series (formerly known as The First Trust Special Situations Trust)

- The First Trust Insured Corporate Trust

- The First Trust of Insured Municipal Bonds

- The First Trust GNMA

First Trust introduced the first insured unit investment trust in 1974. To date we have deposited more than $56 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of the NASD and Securities Investor Protection
Corporation. Our principal offices are at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (630) 241-4141. As of December 31, 2004, the total consolidated partners' capital of First Trust Portfolios L.P. and subsidiaries was $31,922,259 (audited).

This information refers only to us and not to the Trusts or to any series of the Trusts or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

Code of Ethics. The Sponsor and the Trusts have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trusts.

The Trustee.

The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone (800) 813-3074. If you have questions regarding your account or your Trust, please contact the Trustee at its unit investment trust division offices or your financial adviser. The Sponsor does not have access to individual account information. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The Trustee has not participated in selecting the Securities for the Trusts; it only provides administrative services.

Limitations of Liabilities of Sponsor and Trustee.

Neither we nor the Trustee will be liable for taking any action or for not taking any action in good faith according to the Indenture. We will also not be accountable for errors in judgment. We will only be liable for our own willful misfeasance, bad faith, gross negligence (ordinary negligence in the Trustee's case) or reckless disregard of our obligations and duties. The Trustee is not liable for any loss or depreciation when the Bonds are sold. If we fail to act under the Indenture, the Trustee may do so, and the Trustee will not be liable for any action it takes in good faith under the Indenture.

The Trustee will not be liable for any taxes or other governmental charges or interest on the Bonds which the Trustee may be required to pay under any present or future law of the United States or of any other taxing authority with jurisdiction. Also, the Indenture states other provisions regarding the liability of the Trustee.

If we do not perform any of our duties under the Indenture or are not able to act or become bankrupt, or if our affairs are taken over by public authorities, then the Trustee may:

- Appoint a successor sponsor, paying them a reasonable rate not more than that stated by the SEC;

- Terminate the Indenture and liquidate the Trusts; or

- Continue to act as Trustee without terminating the Indenture.

The Evaluator.

The Evaluator is Securities Evaluation Service, Inc. The Evaluator's address is 531 East Roosevelt Road, Suite 200, Wheaton, Illinois 60187.

The Trustee, Sponsor and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information, but will not be liable to the Trustee, Sponsor or Unit holders for errors in judgment.

                     Other Information

Legal Opinions.

Our counsel is Chapman and Cutler LLP, 111 W. Monroe St., Chicago, Illinois 60603. They have passed upon the legality of the Units offered hereby and certain matters relating to federal tax law. Carter, Ledyard & Milburn LLP, 2 Wall Street, New York, New York 10005, acted as counsel for JPMorgan Chase Bank, as well as special New York tax counsel for the Trusts. Emmet, Marvin & Martin, LLP, 120 Broadway, New York, New York 10271, acts as counsel for The Bank of New York, which succeeded JPMorgan Chase Bank as Trustee of the Trusts on June 24, 2004.

Experts.

The financial statements of the Trusts for the periods set forth in and included as part of Part One of this prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Supplemental Information.

If you write or call the Sponsor, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

                             First Trust(R)

                     THE FIRST TRUST COMBINED SERIES
                               Prospectus
                                Part Two

                                Sponsor:

                       FIRST TRUST PORTFOLIOS L.P.

                          1001 Warrenville Road
                          Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                          The Bank of New York

                           101 Barclay Street
                        New York, New York 10286
                             1-800-813-3074
                          24-Hour Pricing Line:
                             1-800-446-0132

  This prospectus contains information relating to the above-mentioned unit investment trusts, but does not contain all of the information about this investment company as filed with the Securities and Exchange
                Commission in Washington, D.C. under the:

- Securities Act of 1933 (file no. set forth in Part One for each Trust) and

- Investment Company Act of 1940 (file no. 811-2541)

  Information about the Trusts, including their Codes of Ethics, can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington D.C. Information regarding the operation of the Commission's Public Reference Room may be obtained by calling the
                      Commission at 1-202-942-8090.

 Information about the Trusts is available on the EDGAR Database on the
                      Commission's Internet site at
                           http://www.sec.gov.

                 To obtain copies at prescribed rates -

              Write: Public Reference Section of the Commission
                     100 F Street, N.E.
                     Washington, D.C. 20549
     e-mail address: publicinfo@sec.gov

                            December 30, 2005

     PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE

                             First Trust(R)

                   The First Trust(R) Combined Series

                         Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of the unit investment trust contained in The First Trust Combined Series not found in the prospectus for the Trusts. This Information Supplement is not a prospectus and does not include all of the information that you should consider before investing in the Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which you are considering investing.

This Information Supplement is dated December 30, 2005. Capitalized terms have been defined in the prospectus.

                            Table of Contents

Municipal Bonds                                                1
   Healthcare Revenue Bonds                                    1
   Single Family Mortgage Revenue Bonds                        1
   Multi-Family Mortgage Revenue Bonds                         2
   Water and Sewerage Revenue Bonds                            2
   Electric Utility Revenue Bonds                              2
   Lease Obligation Revenue Bonds                              3
   Industrial Revenue Bonds                                    3
   Transportation Facility Revenue Bonds                       3
   Educational Obligation Revenue Bonds                        3
   Resource Recovery Facility Revenue Bonds                    4
   Discount Bonds                                              4
   Original Issue Discount Bonds                               4
   Zero Coupon Bonds                                           4
   Premium Bonds                                               4
Municipal Bonds.

Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. Other bonds in the funds may be revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in the funds, both within a particular classification and between classifications, depending on numerous factors. A description of certain types of revenue bonds follows.

Healthcare Revenue Bonds. Certain of the bonds may be healthcare revenue bonds. Ratings of bonds issued for healthcare facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Pursuant to recent Federal legislation, Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

Single Family Mortgage Revenue Bonds. Certain of the bonds may be single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenue bonds. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under
Section 103A of the Internal Revenue Code, which Section contains certain ongoing requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case, the issuer of the bonds has covenanted to comply with applicable ongoing requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurances that the ongoing requirements will be met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance.

Multi-Family Mortgage Revenue Bonds. Certain of the bonds may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs. Like single family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In one situation the New York City Housing Development Corporation, in reliance on its interpretation of certain language in the indenture under which one of its bond issues was created, redeemed all of such issue at par in spite of the fact that such indenture provided that the first optional redemption was to include a premium over par and could not occur prior to 1992.

Water and Sewerage Revenue Bonds. Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Water and sewerage bonds are generally payable from user fees. Problems faced by such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

Electric Utility Revenue Bonds. Certain of the bonds may be obligations of issuers whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such bonds to make payments of principal and/or interest on such bonds.

Lease Obligation Revenue Bonds. Certain of the bonds may be lease obligations issued for the most part by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the governmental authorities are financing vehicles created solely for the construction of buildings (schools, administrative offices, convention centers and prisons, for example) or the purchase of equipment (police cars and computer systems, for example) that will be used by a state or local government (the "lessee"). Thus, these obligations are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the obligations. Lease obligations are subject, in almost all cases, to the annual appropriation risk, i.e., the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These obligations are also subject to construction and abatement risk in many states-rental obligations cease in the event that delays in building, damage, destruction or condemnation of the project prevents its use by the lessee. In these cases, insurance provisions designed to alleviate this risk become important credit factors. In the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the re-letting or sale of the project. Some of these issues, particularly those for equipment purchase, contain the so-called "substitution safeguard," which bars the lessee government, in the event it defaults on its rental payments, from the purchase or use of similar equipment for a certain period of time. This safeguard is designed to insure that the lessee government will appropriate, even though it is not legally obligated to do so, but its legality remains untested in most, if not all, states.

Industrial Revenue Bonds. Certain of the bonds may be industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a complete restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness, which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or affected. The IRBs in a fund may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, with respect to original issue discount bonds, at issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, a premium. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs or other bonds in the funds prior to the stated maturity of such bonds.

Transportation Facility Revenue Bonds. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Educational Obligation Revenue Bonds. Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the funds. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

Resource Recovery Facility Revenue Bonds. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform; or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in the funds prior to the stated maturity of the Bonds.

Discount Bonds. Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the funds were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A discount bond held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

Original Issue Discount Bonds. Certain of the bonds may be original issue discount bonds. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the bonds, is deemed to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. The current value of an original issue discount bond reflects the present value of its stated redemption price at maturity. The market value tends to increase in greater increments as the bonds approach maturity.

Zero Coupon Bonds. Certain of the original issue discount bonds may be zero coupon bonds (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds and money discount maturity payment bonds). Zero coupon bonds do not provide for the payment of any current interest and generally provide for payment at maturity at face value unless sooner sold or redeemed. Zero coupon bonds may be subject to more price volatility than conventional bonds. While some types of zero coupon bonds, such as multipliers and capital appreciation bonds, define par as the initial offering price rather than the maturity value, they share the basic zero coupon bond features of (1) not paying interest on a semi-annual basis and (2) providing for the reinvestment of the bond's semi-annual earnings at the bond's stated yield to maturity. While zero coupon bonds are frequently marketed on the basis that their fixed rate of return minimizes reinvestment risk, this benefit can be negated in large part by weak call protection, i.e., a bond's provision for redemption at only a modest premium over the accreted value of the bond.

Premium Bonds. Certain of the bonds may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased by the fund were higher than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued and otherwise comparable bonds decrease, the market premium of previously issued bonds will be increased, and if such interest rates for newly issued comparable bonds increase, the market premium of previously issued bonds will be reduced, other things being equal. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed bonds have an offering side valuation which represents a premium over par or for original issue discount bonds a premium over the accreted value.

                          MICHIGAN TRUST SERIES

                   The First Trust(R) Combined Series
         The First Trust of Insured Municipal Bonds-Multi-State

PROSPECTUS                                  NOTE: THIS PART THREE PROSPECTUS
Part Three                                             MAY ONLY BE USED WITH
Dated December 30, 2005                                PART ONE AND PART TWO

Federal Tax Status

This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences. This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in each Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Assets of the Trusts. Each Trust will hold various debt obligations (the "Bonds") of state and local governmental entities that constitute debt the interest on which is excluded from gross income for federal income tax purposes. It is possible that a Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trusts constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets and thus neither our counsel nor we have reached a conclusion regarding the federal income tax treatment of the Trust Assets.

Trust Status. The Trusts will not be taxed as corporations for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., accruals of market discount and capital gains, if any) from the Trust Assets when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust Assets which you must take into account for federal income tax purposes is not reduced by amounts used to pay Trust expenses (including the deferred sales charge, if any).

Exclusion from Gross Income of Interest. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when

   ALL PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, its counsel, nor any of theSpecial Counsel to the Fund for State tax matters have made any special review for the Fund of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest onsuch tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unit holders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

Ownership of the Units may result in collateral federal income tax consequences to certain Unit holders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unit holders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference. EXCEPT AS OTHERWISE NOTED IN PART ONE FOR CERTAIN
TRUSTS, THE TRUSTS DO NOT INCLUDE ANY SUCH BONDS.

In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

Your Tax Basis and Income or Loss Upon Disposition. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, generally including sales charges, among each Trust Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

Under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years ending on or after May 6, 2003 and beginning before January 1, 2009. However, special effective date provisions are set forth in the Tax Act. For example, there are special transition rules provided with respect to gain properly taken into account for the portion of the taxable year before May 6, 2003.

For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

Discount, Accrued Interest and Premium on Bonds. Some Bonds may have been issued with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond which was issued with original issue discount must be increased as original issue discount accrues.

Some Bonds may have been purchased by you or the Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bonds over the purchase price of the Bond. Market discount can arise based on the price a Trust pays for a Bond or on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

Exchanges and Rollovers. If you elect to reinvest amounts received from the Trust into a future trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trust for units of a future trust will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical assets under the wash sale provisions of the Internal Revenue Code.

Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

At the time of the closing, Winston & Strawn (previously named Cole & Deitz), Special Counsel to Series 4-125 of the Fund for New York tax matters, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust in Series 4-125 of the Fund is not an association taxable as a corporation and the income of each Trust in Series 4-125 of the Fund will be treated as the income of the Unit holder in the same manner as for Federal income tax purposes (subject to differences in accounting for discount and premium to the extent the State and/or City of New York do not conform to current Federal law).

At the time of the closing, Carter, Ledyard & Milburn LLP, Special Counsel to the Fund for New York tax matters for Series 126 and subsequent Series of the Fund, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust will not constitute an association taxable as a corporation under New York law, and accordingly will not be subject to the New York State franchise tax or the New York City general corporation tax. Under the income tax laws of the State and City of New York, the income of each Trust will be considered the income of the holders of the Units.

All statements in the Prospectus concerning exclusion from gross income for Federal, state or other are the opinions of Counsel and are to be so construed.

Michigan Tax Status of Unit Holders

At the time of the closing for each Michigan Trust, Special Counsel to the Fund for Michigan tax matters rendered an opinion under then existing Michigan income tax law applicable to taxpayers whose income is subject to Michigan income taxation substantially to the effect that:

Each Michigan Trust and the owners of Units will, in our opinion, be treated for purposes of the Michigan income tax laws and the Single Business Tax in substantially the same manner as they are for purposes of the Federal income tax laws, as currently enacted. Accordingly, Special Counsel has relied upon the opinion of Chapman and Cutler LLP as to the applicability of Federal income tax laws under the Internal Revenue Code of 1986, as currently amended, to a Michigan Trust and the Unit holders.

Under the income tax laws of the State of Michigan, a Michigan Trust is not an association taxable as a corporation; the income of a Michigan Trust will be treated as the income of the Unit holders of a Michigan Trust and be deemed to have been received by them when received by a Michigan Trust. Interest on the Bonds in a Michigan Trust which is exempt from tax under the Michigan income tax laws when received by a Michigan Trust will retain its status as tax exempt interest to the Unit holders of a Michigan Trust.

For purposes of the Michigan income tax laws, each Unit holder of a Michigan Trust will be considered to have received his pro rata share of interest on each Bond in a Michigan Trust when it is received by a Michigan Trust, and each Unit holder will have a taxable event when a Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unit holder redeems or sells his Unit, to the extent the transaction constitutes a taxable event for Federal income tax purposes. The tax cost of each Unit to a Unit holder will be established and allocated for purposes of the Michigan income tax laws in the same manner as such cost is established and allocated for Federal income tax purposes.

Under the Michigan Intangibles Tax, a Michigan Trust is not taxable and the pro rata ownership of the underlying bonds, as well as the interest thereon, will be exempt to the Unit holders to the extent a Michigan Trust consists of obligations of the State of Michigan or its political subdivisions or municipalities, or of obligations of possessions of the United States. The Intangible Tax is being phased out, with reductions of twenty-five (25%) in 1994 and 1995, fifty percent (50%) in 1996 and seventy-five percent (75%) in 1997, with total repeal effective January 1, 1998.

The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the intangible tax with respect to those intangibles of persons subject to the Single Business Tax the income from which would be considered in computing the Single Business Tax. Persons are subject to the Single Business Tax only if they are engaged in "business activity," as defined in the Act. Under the Single Business Tax, both interest received by a Michigan Trust on the underlying Bonds and any amount distributed from a Michigan Trust to a Unit holder, if not included in determining taxable income for Federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business Tax is computed, of either a Michigan Trust or the Unit holders. If a Michigan Trust or the Unit holders have a taxable event for Federal income tax purposes when a Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or the Unit holder redeems or sells his Unit, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for Federal income tax purposes (plus an amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual's Federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing Federal taxable income in the year the loss occurred. Unit holders should consult their tax advisor as to their status under Michigan law.

Any proceeds paid under an insurance policy issued to the Trustee of the Fund, or paid under individual policies obtained by issuers of Bonds, or by the underwriter of the Bonds, or the Sponsor or others which, when received by the Unit holders, represent maturing interest on defaulted obligations held by the Trustee, will be excludable from the Michigan income tax laws and the Single Business Tax if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. While treatment under the Michigan Intangibles Tax is not premised upon the characterization of such proceeds under the Internal Revenue Code, the Michigan Department of Treasury should adopt the same approach as under the Michigan income tax laws and the Single Business Tax.

As the Tax Reform Act of 1986 eliminates the capital gain deduction for tax years beginning after December 31, 1986, the Federal adjusted gross income, the computation base for the Michigan Income Tax, of a Unit holder will be increased accordingly to the extent such capital gains are realized when a Michigan Trust disposes of a Bond or when the Unit holder redeems or sells a Unit, to the extent such transaction constitutes a taxable event for Federal income tax purposes.

FOR INFORMATION WITH RESPECT TO THE FEDERAL INCOME TAX STATUS AND OTHER TAX MATTERS, SEE "WHAT IS THE FEDERAL TAX STATUS OF UNIT HOLDERS?"

Certain Considerations

Each Michigan Trust is susceptible to political, economic or regulatory factors affecting issuers of Michigan municipal obligations (the "Michigan Municipal Obligations"). These include the possible adverse effects of certain Michigan constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Michigan and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Michigan or contained in Official Statements for various Michigan Municipal Obligations.

Economic Outlook. Michigan's economy relies heavily on the performance of the manufacturing sector in general and the auto industry specifically. Given extremely weak manufacturing employment performance, declining vehicle production, continued declines in Big 3 market share along with continued supply rationalization among vehicle suppliers, Michigan's employment performance has been below the national average. Substantial productivity gains in the vehicle industry have also contributed to Michigan's sub-par employment performance. Over the past four years, the annual average for wage and salary employment has fallen. However, these declines have slowed across time. From Michigan's employment peak in June 2000 compared to June 2005, Michigan has lost 313,600 jobs. By this time after the 1990-1991 recession, Michigan employment had risen by about 275,000 jobs above its pre-recession peak.

Michigan manufacturing employment has declined even more sharply. Since June 2000, Michigan manufacturing employment has fallen by 234,300. Michigan has lost one out of every four manufacturing jobs it had at the state's employment peak. Michigan's annual average unemployment rate for 2004 is 7.1 percent, matching the state's 2003 unemployment rate. After rising to 7.1 percent in May 2005, the state's unemployment rate fell to
6.8 percent in June 205, it lowest level in over a year.

Michigan's largest taxes are the individual income tax, which includes refunds, ($6.1 billion) and sales and use taxes ($8.4 billion). Income tax withholding is the largest income tax component. Withholding ($6.6 billion) is most affected by growth in wages and salaries. Michigan wages and salaries are expected to grow 4.1 percent in 2005 and to grow

4.0 percent in 2006. Sales and use taxes depend primarily on Michigan disposable (after tax) income and inflation. Disposable income is expected to rise 3.4 percent in 2005 and to increase 4.7 percent in 2006. The inflation rate is forecast to rise 2.5 percent in 2005 and is expected to increase 2.8 percent in 2006.

The State's economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are closed could be more severe. In addition, the State is party to a number of lawsuits and legal actions, some of which, if determined adversely to the State, could have a materially adverse impact on the State's finances.

Revenues and Expenditures. In recent years, the State of Michigan has, except as described below, reported its financial results in accordance with generally accepted accounting principles. Revenue growth in 2005 benefited from strong growth in annual payments for the income tax and single business tax. General Fund revenue for fiscal year 2005 is expected to be $7,967.5 million, a 3.0 percent baseline increase, and a
0.9 percent reduction after tax adjustments. Net growth is slowed by a number of factors including the income tax rate cut, the continued phase-out of the state's estate tax, and the shift of some tobacco revenues to the Medicaid Trust Fund. The fiscal year 2005 estimate is $52.8 million above the May 2005 Consensus estimate. School Aid Fund revenue is forecast to be $10,837.4 million, representing a 3.1 percent School Aid Fund baseline growth and 2.1 percent growth after tax adjustments. The fiscal year 2005 School Aid Fund estimate is $13.0 million lower than the May 2005 Consensus estimate.

In November of 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State's Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and will be required to pay to other school districts an estimated amount of $632 million over time. Those payments, which commenced in fiscal year 1998-99, are being paid from the Budget Stabilization Fund and the General Fund, half in annual payments over 10 years and half in annual payments over 15 years.

The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event that the State's total revenues exceed the limit by 1 percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers. In order to comply with this requirement, the State refunded approximately $113 million through income tax credits for the 1995 calendar year. Fiscal year 2003 revenues were $4.2 billion below the revenue limit, and fiscal year 2004 revenues were $4.4 billion below the limit. State revenues will also be well below the limit for fiscal year 2005 and fiscal year 2006. Fiscal year 2005 revenues are expected to be $5.2 billion below the limit, and fiscal year 2006 revenues $5.1 billion below the limit.

There can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, the State reduced revenue sharing payments to municipalities below that level otherwise provided under formulas in each of those years.

The Trust may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Such bonds issued prior to December 22, 1978, or issued after December 22, 1978 with the approval of the electors of the local unit, are payable from property taxes levied without limitation as to rate or amount. With respect to bonds issued after December 22, 1978, and which were not approved by the electors of the local unit, the tax levy of the local unit for debt service purposes is subject to constitutional, statutory and charter tax rate limitations. In addition, several major industrial corporations have instituted challenges of their ad valorem property tax assessments in a number of local municipal units in the State. If successful, such challenges could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operation and debt service requirements.

Debt Management. The State Constitution authorizes general obligation long-term borrowing, subject to approval by the Legislature and a majority of voters at a general election. During fiscal year 2003-2004 the State issued general obligation debt totaling $302.8 million, including $64.5 million for conservation and recreation projects (the Clean Michigan Initiative) and $238.3 million to provide funds to loan to school districts.

Ratings. State of Michigan general obligation bonds are rated AA by Standard & Poor's, A1 by Moody's and AA by Fitch.

There can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, the State reduced revenue sharing payments to municipalities below that level otherwise provided under formulas in each of those years.

The Trust may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Such bonds issued prior to December 22, 1978, or issued after December 22, 1978 with the approval of the electors of the local unit, are payable from property taxes levied without limitation as to rate or amount. With respect to bonds issued after December 22, 1978, and which were not approved by the electors of the local unit, the tax levy of the local unit for debt service purposes is subject to constitutional, statutory and charter tax rate limitations. In addition, several major industrial corporations have instituted challenges of their ad valorem property tax assessments in a number of local municipal units in the State. If successful, such challenges could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operation and debt service requirements.

Debt Management. The State Constitution authorizes general obligation long-term borrowing, subject to approval by the Legislature and a majority of voters at a general election. General obligation bond issues totaled $455.1 million during 2001-2002. Long-term bonds have been issued periodically for specific purposes, with the stipulation that financing of debt requirements is to come strictly from designated revenue sources. Revenue dedicated bonded debt, including that of the State Building Authority, was $820.9 million during 2001-2002, resulting in a total of $3.9 billion outstanding at year-end. The State Constitution also provides that the Legislature may authorize the issuance of short-term general obligation notes to assist in managing cash flows. Such borrowings are limited by the Constitution to 15% of undedicated State revenue received in the previous year. The Constitution also requires that such borrowings be repaid before year-end. No such borrowings occurred during the fiscal year 2001-2002.

On January 21, 1998, Standard & Poor's Ratings Service increased its rating for State of Michigan general obligation bonds to AA+ and in September 2000 raised the rating to AAA. Moody's Investors Service, Inc. upgraded Michigan general obligation bonds to Aaa from its previous rating of Aa1 in October 2000. Fitch IBCA, Inc. also upgraded its rating of AA to AA+ on April 15, 1998.

There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Michigan issuers may be unrelated to the creditworthiness of obligations issued by the State of Michigan, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

                          Michigan Trust Series

                   The First Trust(R) Combined Series
         The First Trust of Insured Municipal Bonds-Multi-State

                          PART THREE PROSPECTUS
                Must be Accompanied by Parts One and Two

                 SPONSOR:    First Trust Portfolios L.P.
                             1001 Warrenville Road
                             Lisle, Illinois 60532
                             (800) 621-1675

                 TRUSTEE:    The Bank of New York
                             101 Barclay Street
                             New York, New York 10286

            LEGAL COUNSEL    Chapman and Cutler LLP
              TO SPONSOR:    111 West Monroe Street
                             Chicago, Illinois 60603

            LEGAL COUNSEL    Emmet, Marvin & Martin, LLP
              TO TRUSTEE:    120 Broadway
                             New York, New York 10271

              INDEPENDENT    Deloitte & Touche LLP
        REGISTERED PUBLIC    180 N. Stetson Avenue
         ACCOUNTING FIRM:    Chicago, Illinois 60601-6779

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

    PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE.

                               S-1


              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Registered
                          Public Accounting Firm


                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, The First Trust(R) Combined Series 272, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on December 30, 2005.

                           THE FIRST TRUST(R) COMBINED SERIES 272
                                   (Registrant)

                           By  FIRST TRUST PORTFOLIOS, L.P.
                                   (Depositor)


                           By  Jason T. Henry
                               Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following person in the capacity and on the date indicated:

       NAME                TITLE*                 DATE

Judith M. Van Kampen       Director           )
                           of The Charger     )
                           Corporation, the   )  December 30, 2005
                           General Partner of )
                           First Trust        )
                           Portfolios, L.P.   )

Karla M. Van Kampen-Pierre Director           )
                           of The Charger     )
                           Corporation, the   )  Jason T. Henry
                           General Partner of )  Attorney-in-Fact**
                           First Trust        )
                           Portfolios, L.P.   )

David G. Wisen             Director           )
                           of The Charger     )
                           Corporation, the   )
                           General Partner of )
                           First Trust        )
                           Portfolios, L.P.   )


       * The title of the person named herein represents his capacity in and relationship to First Trust Portfolios, L.P., Depositor.

       ** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of FT 597 (File No. 333-76518) and the same is hereby incorporated herein by this reference.


    CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment to this Registration Statement of The First Trust Combined Series of our report dated December 28, 2005, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.




Deloitte & Touche LLP




Chicago, Illinois
December 28, 2005